EXHIBIT (4)(b)

                           MERRILL LYNCH & CO., INC.


                                      and


                     JPMORGAN CHASE BANK, as Warrant Agent

                             --------------------


                               WARRANT AGREEMENT


                         dated as of October 27, 2004


                             --------------------


             GLOBAL EQUITY PERFORMANCE WEIGHTED WARRANTS, SERIES 2



                         EXERCISABLE OCTOBER 27, 2011

                               TABLE OF CONTENTS
                               -----------------

                                                                          Page
                                                                          ----

PARTIES......................................................................1

RECITALS.....................................................................1



                               ARTICLE I

    ISSUANCE, FORM, EXECUTION, DELIVERY AND REGISTRATION OF WARRANTS

SECTION 1.01.    Issuance of Warrants; Book-Entry Procedures; Successor
                 Depository..................................................1
SECTION 1.02.    Form, Execution, Authentication and Delivery of Global
                 Warrant Certificate.........................................2
SECTION 1.03.    Registration of Transfers and Exchanges.....................3
SECTION 1.04.    Warrant Certificates........................................4

                                  ARTICLE II

                       DURATION AND EXERCISE OF WARRANTS

SECTION 2.01.    General.....................................................7
SECTION 2.02.    The Regional Baskets........................................7
SECTION 2.03.    Duration, Exercise and Delivery of Warrants.................7
SECTION 2.04.    Adjustments to the Basket Indices..........................12
SECTION 2.05.    Discontinuance of the Basket Indices.......................12
SECTION 2.06.    Denominations..............................................13
SECTION 2.07.    Return of Global Warrant Certificate.......................13
SECTION 2.08.    Return of Property Held Unclaimed for Two Years............13
SECTION 2.09.    Designation of Agent for Receipt of Notice.................14
SECTION 2.10.    Market Disruption Events...................................14

                              ARTICLE III

             OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS

SECTION 3.01.    Holder of Warrant May Enforce Rights.......................16
SECTION 3.02.    Merger, Consolidation, Sale, Transfer or Conveyance........16

                                  ARTICLE IV

                           CANCELLATION OF WARRANTS

SECTION 4.01.    Cancellation of Warrants...................................17
SECTION 4.02.    Treatment of Holders.......................................17

                               ARTICLE V

                         CONCERNING THE WARRANT AGENT

SECTION 5.01.    Warrant Agent..............................................18
SECTION 5.02.    Conditions of Warrant Agent's Obligations..................18
SECTION 5.03.    Resignation and Appointment of Successor...................21

                                  ARTICLE VI

                             MISCELLANEOUS

SECTION 6.01.    Amendment..................................................23
SECTION 6.02.    Notices and Demands to the Company and Warrant Agent.......24
SECTION 6.03.    Addresses for Notices......................................24
SECTION 6.04.    Notices to Holders.........................................24
SECTION 6.05.    Applicable Law.............................................25
SECTION 6.06.    Obtaining of Governmental Approvals........................25
SECTION 6.07.    Persons Having Rights Under Warrant Agreement..............25
SECTION 6.08.    Headings...................................................25
SECTION 6.09.    Counterparts...............................................25
SECTION 6.10.    Inspection of Agreement....................................25


SIGNATURES

EXHIBIT A - Form of Global Warrant Certificate

                               WARRANT AGREEMENT

            THIS AGREEMENT, dated as of October 27, 2004, between MERRILL LYNCH & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), and JPMORGAN CHASE BANK, a New York banking corporation, as Warrant Agent (the "Warrant Agent").

                      W I T N E S S E T H   T H A T :

            WHEREAS, the Company proposes to sell warrants (the "Warrants" or, individually, a "Warrant") constituting a call option in respect of three Regional Baskets (as defined below), exercisable on the Exercise Date (as defined below) and representing the right to receive from the Company (i) a cash settlement amount equal to the Redemption Amount (as defined below), in Canadian dollars, computed by reference to changes in the value of the three Regional Baskets or, (ii) in certain circumstances, physical settlement by delivery of certain securities; and

            WHEREAS, the Company desires to appoint the Warrant Agent to act on behalf of the Company in connection with the issuance, transfer and exercise of the Warrants, and desires to set forth herein, among other things, the provisions of the Warrants and the terms and conditions on which they may be issued, transferred, exercised and cancelled.

            NOW, THEREFORE, in consideration of the promises and of the mutual agreements herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                          ISSUANCE, FORM, EXECUTION,
                     DELIVERY AND REGISTRATION OF WARRANTS

            SECTION 1.01. Issuance of Warrants; Book-Entry Procedures; Successor Depository. (a) The Warrants shall be issued in book-entry form and shall initially be represented by a single fully-registered global certificate (the "Global Warrant Certificate"). Each Warrant shall represent the right, subject to the provisions contained herein and in the Global Warrant Certificate, to receive from the Company (i) the Redemption Amount or, (ii) in certain circumstances, physical settlement of such Warrant by delivery of certain securities. Beneficial owners of interests in the Global Warrant Certificate shall not be entitled to receive definitive Warrants evidencing the Warrants; provided, however, that if (i) the Depository (as defined below) is at any time unwilling or unable to continue as Depository for the Warrants and a successor Depository is not appointed by the Company within 60 days,
(ii) the Company determines not to have the Warrants represented by a Global Warrant Certificate, and executes and delivers to the Warrant Agent a Company order to the effect that the Warrants shall no longer be represented by the Global Warrant Certificate or (iii) in the event the Company shall be adjudged bankrupt or insolvent or make an assignment for the benefit of its creditors or institute proceedings to be adjudicated bankrupt or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization under applicable law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Company or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, provided any such event does not result in the automatic exercise of the Warrants as described in Section 2.03, the Company shall issue Warrants in definitive form in exchange for the Global Warrant Certificate. In any such instance, and in accordance with the provisions of this Agreement, each beneficial owner of an interest in the Global Warrant Certificate shall be entitled to have a number of Warrants equivalent to such owner's beneficial interest in the Global Warrant Certificate registered in its name and shall be entitled to physical delivery of such Warrants in definitive form by the Depository Participant (as defined below) through which such owner's beneficial interest is reflected. The provisions of Section 1.04 shall apply only if, and when, Warrants in definitive form ("Warrant Certificates") are issued hereunder. Unless the context shall otherwise require, all references in this Agreement to the Global Warrant Certificate shall include the Warrant Certificates in the event that Warrant Certificates are issued.

            (b) Upon the issuance of the Warrants by the Company, the Global Warrant Certificate shall be deposited with the Depository or its nominee (the "Depository"), for credit to the accounts of the Depository Participants as shown on the records of the Depository from time to time. As used herein, the term "Depository" initially refers to The Canadian Depository for Securities Limited and includes any successor Depository selected by the Company as provided in Section 1.01(d).

            (c) The Global Warrant Certificate shall initially be registered in the name of the Depository, or a nominee of the Depository, selected by the Company for the Warrants. The Warrant holdings of Depository Participants shall be recorded on the books of the Depository. The holdings of customers of Depository Participants shall be reflected on the books and records of such Depository Participants. "Depository Participants" include banks, investment dealers and trust companies and may include Merrill Lynch Canada Inc. and National Bank Financial Inc. The Global Warrant Certificate shall be held by the Depository or its nominee.

            (d) The Company may from time to time select a new entity to act as Depository and, if such selection is made, the Company shall promptly give the Warrant Agent and the acting Depository written notice to such effect identifying the new Depository, and the Global Warrant Certificate shall be delivered to the Warrant Agent and shall be transferred to the new Depository as provided in Section 1.03 as promptly as possible. Appropriate changes may be made in the Global Warrant Certificate, the notice of exercise and the related notices delivered in connection with an exercise of Warrants to reflect the selection of the new Depository.

            SECTION 1.02. Form, Execution, Authentication and Delivery of Global Warrant Certificate. The Global Warrant Certificate shall be in fully-registered form and substantially in the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement. The

Global Warrant Certificate may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification or designation and such legends or endorsements as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties or immunities of the Warrant Agent), or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed or of the Depository, or to conform to usage. The Global Warrant Certificate shall be signed manually on behalf of the Company by its Chairman of the Board, President, Vice President serving as Chief Financial Officer, Treasurer or Assistant Treasurer, and its corporate seal shall be impressed, imprinted or engraved manually thereon, which shall be attested manually by its Secretary or any Assistant Secretary. Typographical and other minor errors or defects in any such reproduction of the seal or any such signature shall not affect the validity or enforceability of the Global Warrant Certificate that has been duly authenticated and delivered by the Warrant Agent.

            In case any officer of the Company who shall have signed the Global Warrant Certificate shall cease to be such officer before the Global Warrant Certificate so signed shall have been authenticated and delivered by the Warrant Agent or delivered by the Company, such Global Warrant Certificate nevertheless may be authenticated and delivered as though the person who signed such Global Warrant Certificate had not ceased to be such officer of the Company; and the Global Warrant Certificate may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Global Warrant Certificate, shall be the proper officers of the Company, although at the date of the execution of this Agreement any such person was not such officer.

            A Global Warrant Certificate relating to 31,030 units of the Warrants originally issued may be executed by the Company and delivered to the Warrant Agent on or after the date of execution of this Agreement. The Warrant Agent is authorized, upon receipt of the Global Warrant Certificate from the Company, duly executed on behalf of the Company, to authenticate such Global Warrant Certificate. The Global Warrant Certificate shall be manually authenticated and dated the date of its authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated. The Warrant Agent shall authenticate and deliver the Global Warrant Certificate to or upon the written order of the Company.

            SECTION 1.03. Registration of Transfers and Exchanges. Except as otherwise provided herein or in the Global Warrant Certificate, the Warrant Agent shall from time to time register the transfer of the Global Warrant Certificate in the records of the Warrant Agent only to the Depository, to a nominee of the Depository, to a successor Depository, or to a nominee of a successor Depository, upon surrender of such Global Warrant Certificate, duly endorsed and accompanied by a written instrument or instruments of transfer in form satisfactory to the Warrant Agent and the Company, duly signed by the registered Holder (as defined below) thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, the Company shall execute, and the Warrant Agent shall authenticate and deliver in the name of the designated transferee, a new Global Warrant Certificate of like tenor and evidencing a like number of Warrants as evidenced by the Global Warrant Certificate at the time of such registration of transfer.

            The Global Warrant Certificate may be transferred as provided above at the option of the Holder thereof when surrendered to the Warrant Agent at its office or agency maintained for the purpose of transferring and exercising any of the Warrants, which shall be in Toronto, Canada, or at the office or agency of any successor Warrant Agent as provided in Section 5.03, in exchange for another Global Warrant Certificate of like tenor and representing a like number of Warrants.

            SECTION 1.04. Warrant Certificates.

            (a) Form, Execution, Authentication and Delivery of Warrant Certificates. Any Warrant Certificates issued in definitive form in accordance with Section 1.01(a) shall be substantially in the form set forth in Exhibit A hereto, with such appropriate insertions, omissions, substitutions and other variations as are necessary or desirable for individual Warrant Certificates, and may represent any integral multiple of Warrants. The Warrant Certificates may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification or designation and such legends or endorsements as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and are not inconsistent with the provisions of this Agreement (but which do not affect the rights, duties or immunities of the Warrant Agent), or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Warrants may be listed or of the Depository, or to conform to usage. Warrant Certificates shall be signed on behalf of the Company upon the same conditions, in substantially the same manner and with the same effect as the Global Warrant Certificate, as described in Section 1.02.

            Each Warrant Certificate, when so signed on behalf of the Company, shall be delivered to the Warrant Agent, which shall manually authenticate and deliver the same to the Holder upon the written order of the Company. Each Warrant Certificate shall be dated the date of its authentication.

            No Warrant Certificate shall be valid for any purpose, and no Warrant evidenced thereby shall be exercisable, until such Warrant Certificate has been authenticated by the manual signature of the Warrant Agent. Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that the Warrant Certificate so authenticated has been duly issued hereunder.

            (b) Registration of Transfers and Exchanges of Warrant Certificates. Warrant Certificates delivered in exchange for the Global Warrant Certificate shall be registered in such names and addresses (including tax identification numbers) and in such denominations as shall be requested in writing by the Depository or its nominee in whose name the Global Warrant Certificate is registered, upon written certification to the Company and the Warrant Agent in form satisfactory to each of them of a beneficial ownership interest in the Global Warrant Certificate.

            The Company shall cause to be kept at an office or agency of the Warrant Agent in Toronto, Canada, a register (the register maintained in such office and in any other office or agency maintained by or on behalf of the Company for such purpose being herein sometimes collectively referred to as the "Warrant Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and the transfer of Warrant Certificates. The Warrant Agent is hereby appointed "Warrant Registrar" for the purpose of registering Warrant Certificates and the transfer of Warrant Certificates as herein provided.

            Upon surrender for registration of a transfer of a Warrant Certificate at an office or agency of the Company maintained for such purpose, the Company shall execute, and the Warrant Agent shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Warrant Certificates of any authorized denominations and representing Warrants of a like aggregate number.

            At the option of the Holder, Warrant Certificates may be exchanged for other Warrant Certificates of any authorized denominations and representing units of the Warrants of a like aggregate number, upon surrender of the Warrant Certificates to be exchanged at such office or agency. Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall authenticate and deliver, the Warrant Certificates which the Holder making the exchange is entitled to receive.

            All Warrant Certificates issued upon any registration of a transfer or an exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations of the Company, and entitled to the same benefits under this Warrant Agreement, as the Warrant Certificates surrendered upon such registration of a transfer or an exchange.

            Every Warrant Certificate presented or surrendered for registration of a transfer or for an exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any registration of a transfer or an exchange of Warrant Certificates, but the Company or the Warrant Agent may require payment of a sum sufficient from the beneficial owners of the Warrants to cover any tax or other governmental charge that may be imposed in connection with any registration of a transfer or an exchange of Warrant Certificates.

            Prior to due presentment of a Warrant Certificate for registration of transfer, the Company, the Warrant Agent and any agent of the Company or the Warrant Agent may treat the person in whose name such Warrant Certificate is registered as the owner of such Warrant Certificate for all purposes hereunder whatsoever, whether or not such Warrant Certificate has been transferred, and neither the Company, the Warrant Agent nor any agent of the Company or the Warrant Agent shall be affected by notice to the contrary.

            All Warrant Certificates surrendered for exercise, registration of transfer or exchange shall, if surrendered to any person other than the Warrant Agent, be delivered to the

Warrant Agent and shall be promptly cancelled by it. The Company may at any time deliver to the Warrant Agent for cancellation any Warrant Certificate previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and any Warrant Certificate so delivered shall be promptly cancelled by the Warrant Agent. No Warrant Certificate shall be authenticated in lieu of or in exchange for any Warrant Certificate cancelled as provided in this Section 1.04, except as expressly permitted by this Warrant Agreement. All cancelled Warrant Certificates held by the Warrant Agent shall be disposed of as directed in writing by the Company.

            (c) Mutilated, Destroyed, Lost or Stolen Warrant Certificates. If any mutilated Warrant Certificate is surrendered to the Warrant Agent, the Company shall execute and the Warrant Agent shall authenticate and deliver in exchange therefor a new Warrant Certificate of like tenor representing Warrants of a like number and bearing a number not contemporaneously outstanding.

            If there shall be delivered by a Holder to the Company and the Warrant Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate, (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless and (iii) funds sufficient to cover any cost or expense to the Company (including any fees and expenses, including legal fees and expenses, charged by the Warrant Agent) relating to the issuance of a new Warrant Certificate, then, in the absence of written notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Warrant Agent shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor representing Warrants of a like number and bearing a number not contemporaneously outstanding.

            Every new Warrant Certificate issued pursuant to this Section 1.04(c) in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Warrant Agreement.

            The provisions of this Section 1.04(c) are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Warrant Certificates.

                                  ARTICLE II

                       DURATION AND EXERCISE OF WARRANTS

            SECTION 2.01. General. The Warrants constitute a call option in respect of the three Regional Baskets (as defined in Section 2.02) exercisable on the Exercise Date (as defined below). The Warrants are unsecured contractual obligations of the Company and rank equally with its other unsecured contractual obligations and unsecured and unsubordinated debt.

            SECTION 2.02. The Regional Baskets. The "Regional Baskets" shall be the North American Regional Basket, the European Regional Basket and the Asian Regional Basket. The "North American Regional Basket" shall be an index basket expressed in Canadian dollars that is 100% weighted to the S&P 500 Index. The "European Regional Basket" shall be an index basket expressed in Canadian dollars that is 60% weighted to the Dow Jones EURO STOXX 50 Index and 40% weighted to the FTSE 100 Index. The "Asian Regional Basket" shall be an index basket expressed in Canadian dollars that is 55% weighted to the Nikkei 225 Index, 35% weighted to the MSCI Hong Kong Index, and 10% weighted to the S&P/ASX 200 Index.

            SECTION 2.03. Duration, Exercise and Delivery of Warrants. (a) Subject to the limitations described herein, each Warrant evidenced by the Global Warrant Certificate shall be automatically exercised for no additional consideration on the earlier of (i) the Index Business Day (as defined below) immediately prior to the occurrence of certain events in bankruptcy, insolvency or reorganization involving the Company as are set forth in subsection (f) below and (ii) October 27, 2011 (any such day being the "Exercise Date"). The Warrants are not exercisable at the option of the Holders prior to the Exercise Date. On the Exercise Date, Holders shall be entitled to receive, without payment of any further amount, a cash settlement amount equal to the Redemption Amount or, if a Holder and the Company both agree to physical settlement, to physical settlement in the manner agreed upon by any such Holder and the Company. In the event that physical settlement is agreed upon by the Company and a Holder, the Company shall provide notice to the Holder and the Warrant Agent or the Paying Agent (as defined below), of the terms of the physical settlement at least 60 days prior to the Exercise Date. In such notice, the Company may also indicate that it will agree to a combination of physical and cash settlement. Such notice shall indicate how a Holder may accept the Company's offer of physical settlement.

            (b) On or before the business day immediately preceding the Exercise Date, the Warrant Agent shall (i) be informed by the Calculation Agent (as defined below) of the Redemption Amount, (ii) be informed by the Company of any agreement, including the terms of such agreement, between it and any Holder for the Holder to receive physical settlement by delivery of certain securities in full or partial satisfaction of the Company's obligation to pay the Redemption Amount to such Holder, (iii) advise the Company of the aggregate Redemption Amount and (iv) advise the Company of such other matters relating to the Warrants as the Company shall reasonably request in writing. Any notice to be given to the Company by the Warrant Agent pursuant to this
Section 2.03 shall be by telephone and shall promptly be confirmed in writing. Any notice to be given by the Company or the Calculation Agent to the

Warrant Agent pursuant to this Section 2.03(b) shall be by facsimile transmission to the Warrant Agent as set forth in Section 6.03 or by such other means as is acceptable to the Warrant Agent.

            (c) Except as provided in Section 2.03(h), the Company shall make available to the Warrant Agent or a paying agent appointed by the Company (the "Paying Agent"), no later than 10:00 A.M., Toronto time, on the Exercise Date funds in an amount sufficient to pay such aggregate Redemption Amount and/or securities sufficient to physically settle any such agreement for physical settlement of the Warrants. Provided that the Company has made adequate funds and securities available to the Warrant Agent or the Paying Agent in such manner, the Warrant Agent or the Paying Agent shall make payment, and deliver any such securities, to the Depository against receipt by the Warrant Agent from the Depository of the Global Warrant Certificate, after 10:00 A.M., Toronto time, but prior to 2:00 P.M. Toronto time, on such Exercise Date. Any such payment shall be in the amount of the aggregate Redemption Amount and any such delivery of securities shall be as provided in any such agreement for physical settlement, and in the case of Warrants issued in definitive form, the aggregate Redemption Amount, and any such delivery of securities, in respect of exercised Warrants for which delivery has been accepted by the Warrant Agent or the Paying Agent.

            (d) The "Redemption Amount" shall be determined by the Calculation Agent in accordance with the following formula:

      $100 x [W1P1+ W2P2 + W3P3] - AF

      Where:

      W1 equals the weighting of the best performing Regional Basket over the term of the Warrants (after giving effect to the conversion of the Regional Basket into Canadian dollars) which shall be equal to 44.45%.

      W2 equals the weighting of the second best performing Regional Basket over the term of the Warrants (after giving effect to the conversion of the Regional Basket into Canadian dollars) which shall be equal to 33.33%.

      W3 equals the weighting of the third best performing Regional Basket over the term of the Warrants (after giving effect to the conversion of the Regional Basket into Canadian dollars) which shall be equal to 22.22%.

      P1 equals the performance of the best performing Regional Basket.

      P2 equals the performance of the second best performing Regional Basket.

      P3 equals the performance of the third best performing Regional Basket.

      AF equals the Adjustment Fee (as defined below).

      The performance of the North American Regional Basket equals:

           IE1
           ---
           IS1

      The performance of the European Regional Basket equals:

      [60% x IE2] + [40% x IE3]
             ---           ---
             IS2           IS3

      The performance of the Asian Regional Basket equals:

      [55% x IE4] + [35% x IE5] + [10% x IE6]
             ---           ---           ---
             IS4           IS5           IS6

      The index values are:

          ISi equals the Starting Value (as defined below) of Indexi.

          IEi equals the Ending Value (as defined below) of Indexi.

          The underlying equity indices (each, a "Basket Index") are:

          Index1 = S&P 500 Index

          Index2 = Dow Jones EURO STOXX 50 Index

          Index3 = FTSE 100 Index

          Index4 = Nikkei 225 Index

          Index5 = MSCI Hong Kong Index

          Index6 = S&P/ASX 200 Index

      The "Adjustment Fee" shall be calculated by the Calculation Agent for each calendar day and accrue over the term of the Warrants at an annual rate of 1.0% of the amount that would be the Redemption Amount for the Warrants on such calendar day (determined without regard to the Adjustment Fee) if such calendar day was the Exercise Date.

      The "Starting Value" for each Basket Index shall be the following:

          S&P 500 Index = 1,339.2688

          Dow Jones EURO STOXX 50 Index = 4,277.1016

          FTSE 100 Index = 10,275.1460

          Nikkei 225 Index = 122.3031

          MSCI Hong Kong Index = 1,059.9144

          S&P/ASX 200 Index = 3,365.7187

      The "Ending Value" for each Basket Index shall be determined by Merrill Lynch International (the "Calculation Agent") and shall equal the average, arithmetic mean, of the closing values of such Basket Index determined by the designated Index Calculation Agent (as defined below) on each of the ten Calculation Days (as defined in this Section 2.03(d)) during the Calculation Period (as defined below) multiplied by the then current exchange rate between the Canadian dollar and the relevant Index Currency (as defined below). If there are fewer than ten Calculation Days during the Calculation Period, then the Ending Value shall equal the average, arithmetic mean, of the closing values of the Basket Index on those Calculation Days. If there is only one Calculation Day during the Calculation Period, then the Ending Value shall equal the closing value of the Basket Index on that Calculation Day. If no Calculation Days occur during the Calculation Period, then the Ending Value shall equal the closing value of the Basket Index determined on the last scheduled Index Business Day in the Calculation Period, regardless of the occurrence of a Market Disruption Event (as defined below) on that scheduled Index Business Day.

      "Calculation Period" means the period from and including the thirteenth scheduled Index Business Day prior to the Exercise Date to and including the third scheduled Index Business Day prior to the Exercise Date.

      "Calculation Day" means any Index Business Day during the Calculation Period on which a Market Disruption Event has not occurred.

      "Index Business Day" means, for each Basket Index, a day on which the Basket Index or any Successor Index (as defined below) is calculated and published.

      "Index Calculation Agent" means, with respect to the S&P 500 Index and the S&P/ASX 200 Index, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), with respect to the Dow Jones EURO STOXX 50 Index, STOXX Limited ("STOXX"), with respect to the FTSE 100 Index, FTSE International Limited ("FTSE"), with respect to the Nikkei 225 Index, Nihon Keizai Shimbun ("NKS"), and with respect to the MSCI Hong Kong Index, Morgan Stanley Capital International Inc. ("MSCI").

      "Index Currency" means, for each Basket Index, the currency in which that Basket Index is denominated.

      For purposes of determining the Redemption Amount, the exchange rate between the Canadian dollar and each Index Currency shall be the amount of Canadian dollars (or part thereof) for which one unit of the relevant Index Currency could be purchased as quoted at 12:00 noon (Toronto time) by the Bank of Canada on the applicable Bloomberg page (or its successor page for the purpose of displaying such rate) on each Calculation Day in respect of all Index Currencies. In the event that the applicable Bloomberg page (or successor page) should not be available or no rate is quoted on such page on a Calculation Day at the applicable time, the exchange rate shall be the rate of exchange as determined by the Calculation Agent.

      All determinations made by the Calculation Agent and each Index Calculation Agent shall be at its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Company and the Holders and beneficial owners of the Warrants. Whenever the Calculation Agent is required to act, it shall do so in good faith using its reasonable judgement. The Warrant Agent shall have no duty or obligation to review or confirm any of the calculations of the Calculation Agent hereunder.

            (e) In case of default in payment of the Warrants on the Exercise Date, from and after such date the Warrants shall bear interest, payable upon demand of the Holders, at the rate of 2.00% per annum on the unpaid amount due and payable on such date in accordance with the terms of Section 2.03(d) to the date payment of such amount has been made or duly provided for.

            (f) The Warrants shall expire on the date that either of the following events occur and the Warrants shall be automatically exercised as of the Index Business Day immediately preceding such date:

                 (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

                 (ii) the Company commences a voluntary case under any
            applicable bankruptcy, insolvency or other similar law now or hereinafter in effect, or shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due or shall take any corporate action in furtherance of any of the foregoing.

            (g) Upon the occurrence of any of the events described in subsection (f) above, the Redemption Amount, if any, shall be determined by the Calculation Agent pursuant to subsection (d) above.

            (h) The Warrant Agent shall, as soon as practicable after the Exercise Date determined pursuant to subsection (f) above, (i) be informed by the Calculation Agent of the Redemption Amount, (ii) be informed by the Company of any agreement, including the terms of such agreement, between it and any Holder for the Holder to receive physical settlement by delivery of certain securities in full or partial satisfaction of the Company's obligation to pay the Redemption Amount to such Holder, (iii) advise the Company of the Redemption Amount and (iv) advise the Company of such other matters relating to the Warrants as the Company shall reasonably request in writing. Notices to be given pursuant to this Section 2.03(h) shall be given in the same manner set forth in Section 2.03(b). Provided that the Company has made the adequate funds and/or securities sufficient to physically settle any such agreement for physical settlement available to the Warrant Agent or the Paying Agent in a timely manner which shall, in no event, be later than 10:00 A.M., New York City time, on the fifth Business Day (as defined below) following the Exercise Date determined in accordance with subsection (f) of this Section 2.03, the Warrant Agent or the Paying Agent shall make payment, and deliver any such securities, to the Depository against receipt by the Warrant Agent from the Depository of the Global Warrant Certificate on the fifth Business Day following such Exercise Date. Any such payment shall be in the amount of the aggregate Redemption Amount and any such delivery of securities shall be as provided in any such agreement for physical settlement, and in respect of Warrants issued in definitive form, the aggregate Redemption Amount, and any such delivery of securities, in respect of exercised Warrants for which delivery has been accepted by the Warrant Agent or the Paying Agent.

            SECTION 2.04. Adjustments to the Basket Indices. If at any time S&P, STOXX, FTSE, NKS or MSCI (each, an "Index Publisher") makes a material change in the formula for or the method of calculating its respective Basket Index or any Successor Index or in any other way materially modifies such Index so that such Index does not, in the opinion of the Calculation Agent, fairly represent the value of such Index had such changes or modifications not been made, then, from and after such time, the Calculation Agent shall, at the close of business in New York, New York, on each date that the closing value of such Index is to be calculated, make those adjustments as, in the good faith judgment of the Calculation Agent, may be necessary in order to arrive at a calculation of a value of a stock index comparable to such Index as if such changes or modifications had not been made, and calculate such closing value with reference to such Index, as so adjusted.

            SECTION 2.05. Discontinuance of the Basket Indices. If an Index Publisher discontinues publication of its respective Basket Index and the Index Publisher or another entity publishes a successor or substitute index that the Calculation Agent determines, in its sole discretion, to be comparable to that Basket Index (a "Successor Index"), then, upon the Calculation Agent's notification of such determination to the Warrant Agent and the Company, the Calculation Agent shall substitute the Successor Index, as calculated by the relevant Index Publisher or any other entity for that Basket Index and calculate the Ending Value as set forth in Section 2.03(d). Upon any selection by the Calculation Agent of a Successor Index, the Company shall cause notice to be given to the Holders of the Warrants.

            In the event that an Index Publisher discontinues publication of its respective Basket Index and:

            (i) the Calculation Agent does not select a Successor Index; or

            (ii) the Successor Index is no longer published on any of the Calculation Days,

the Calculation Agent shall compute a substitute value for that Basket Index in accordance with the procedures last used to calculate that Basket Index before any discontinuance. If a Successor Index is selected or the Calculation Agent calculates a value as a substitute for that Basket Index as described below, the Successor Index or value shall be used as a substitute for that Basket Index for all purposes, including for purposes of determining whether a Market Disruption Event exists.

            If an Index Publisher discontinues publication of its respective Basket Index before the Calculation Period and the Calculation Agent determines that no Successor Index is available at that time, then on each Business Day until the earlier to occur of:

            (i) the determination of the Ending Value; and

            (ii) a determination by the Calculation Agent that a Successor Index is available,

the Calculation Agent shall determine the value that would be used in computing the Redemption Amount as described in the preceding paragraph as if that day were a Calculation Day. The Calculation Agent shall cause notice of each value to be published not less often than once each month in the national edition of a major English language Canadian newspaper and a French language newspaper of general circulation in the Province of Quebec, and arrange for information with respect to these values to be made available by telephone.

            A "Business Day" is any day other than a Saturday or Sunday that is neither a legal holiday nor a day on which banking institutions in London are authorized or required by law, regulation or executive order to close and those banks are open for dealing in a foreign exchange and foreign currency deposits.

            SECTION 2.06. Denominations. The Warrants shall be issued in denominations of whole units, each at an initial price of Cdn. $100 per unit.

            SECTION 2.07. Return of Global Warrant Certificate. At such time as all of the Warrants have been automatically exercised or otherwise cancelled, the Warrant Agent shall destroy the cancelled Global Warrant Certificate unless the Company directs the Warrant Agent in writing to return such cancelled Global Warrant Certificate to it.

            SECTION 2.08. Return of Property Held Unclaimed for Two Years. Any money deposited with or paid, or securities delivered, to the Warrant Agent for the payment of the Redemption Amount or physical settlement of any Warrants and not applied but remaining unclaimed for two years after the date upon which such Redemption Amount shall have become due and payable or such physical settlement had been due to occur, shall be repaid or delivered by the Warrant Agent to the Company and the Holder of such Warrants shall thereafter look only to the Company for any payment or delivery which such Holder may be entitled and all liability of the Warrant Agent with respect to such property shall thereupon cease; provided, however, that the Warrant Agent, before making any such repayment or delivery, may at the expense of the Company notify the Holders concerned that said property has not been so applied and remains unclaimed and that after a date named therein any unclaimed property then remaining shall be returned to the Company.

            SECTION 2.09. Designation of Agent for Receipt of Notice. The Company may from time to time designate in writing to the Warrant Agent a designee for receipt of all notices required to be given by the Warrant Agent to the Company pursuant to this Article II and all such notices thereafter shall be given in the manner herein provided by the Warrant Agent to such designee.

            SECTION 2.10. Market Disruption Events.

            "Market Disruption Event" means either of the following events as determined by the Calculation Agent:

                 (i) the suspension of or material limitation on trading for more than two hours of trading, or during the one-half hour period preceding the close of trading, on the applicable exchange (without taking into account any extended or after-hours trading session), in 20% or more of the stocks which then comprise a Basket Index or any Successor Index; or

                 (ii) the suspension of or material limitation on trading, in each case, for more than two hours of trading, or during the one-half hour period preceding the close of trading, on the applicable exchange (without taking into account any extended or after-hours trading session), whether by reason of movements in price otherwise exceeding levels permitted by the relevant exchange or otherwise, in option contracts or futures contracts related to the applicable Basket Index, or any Successor Index.

            For the purpose of determining whether a Market Disruption Event has occurred:

                 (i) a limitation on the hours in a trading day and/or number of days of trading shall not constitute a Market Disruption Event if it results from an announced change in the regular business hours of the relevant exchange;

                 (ii) a limitation on trading imposed during the course of a day by reason of movements in price otherwise exceeding levels permitted by the relevant exchange shall constitute a Market Disruption Event;

                 (iii) a decision to permanently discontinue trading in the relevant futures or options contracts related to the applicable Basket Index, or any Successor Index, shall not constitute a Market Disruption Event;

                 (iv) a suspension in trading in a futures or options contract on the applicable Basket Index, or any Successor Index, by a major securities market by reason of (a) a price change violating limits set by that securities market, (b) an imbalance of orders relating to those contracts or (c) a disparity in bid and ask quotes relating to those contracts shall constitute a suspension or material limitation of trading in futures or options contracts related to that Basket Index; and

                 (v) an absence of trading on the related exchange shall not include any time when that exchange is closed for trading under ordinary circumstances.

                                 ARTICLE III

                OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS

            SECTION 3.01. Holder of Warrant May Enforce Rights. Notwithstanding any of the provisions of this Agreement, any Holder, without the consent of the Warrant Agent, may, in and for his own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, his right to exercise, and to receive payment or delivery for, his Warrants as provided in the Global Warrant Certificate and in this Agreement.

            SECTION 3.02. Merger, Consolidation, Sale, Transfer or Conveyance. The Company may consolidate with, or sell, lease or convey all or substantially all of its assets to, or merge with or into any other entity, provided that, in any such case, (i) either the Company shall be the continuing entity, or the successor entity shall be organized and existing under the laws of the United States of America or a State thereof and such successor entity shall expressly assume (a) the payment of the Redemption Amount with respect to the Warrants, according to their tenor, and (b) the due and punctual performance and observance of all of the covenants and conditions of this Agreement and the Global Warrant Certificate to be performed by the Company and (ii) the Company or such successor entity, as the case may be, shall not, immediately after such merger or consolidation, or such sale, lease or conveyance, be in default in the performance of any such covenant or condition. Such successor or assuming entity thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, a new Global Warrant Certificate in exchange and substitution for the Global Warrant Certificate theretofore issued. Such Global Warrant Certificate shall in all respects have the same legal rank and benefit under this Agreement as the Global Warrant Certificate theretofore issued in accordance with the terms of this Agreement as though such new Global Warrant Certificate had been issued at the date of the execution hereof. In any case of any such consolidation, merger, sale, lease or conveyance of substantially all of the assets of the Company, such changes in phraseology and form (but not in substance) may be made in the new Global Warrant Certificate as may be appropriate.

            The Warrant Agent shall receive a written opinion of legal counsel as conclusive evidence that any such consolidation, merger, sale, lease or conveyance of substantially all of the assets of the Company complies with the provisions of this Section 3.02 and that the assumption of this Agreement by the successor or assuming corporation is binding and effective.

                                  ARTICLE IV

                           CANCELLATION OF WARRANTS

            SECTION 4.01. Cancellation of Warrants. In the event the Company shall purchase or otherwise acquire Warrants, such Warrants may, at the option of the Company and upon written notification to the Warrant Agent, be surrendered free through a Depository Participant for credit to the account of the Warrant Agent and if so credited, the Warrant Agent shall promptly note the cancellation of such Warrants by notation on the records of the Warrant Agent. No Warrant shall be issued in lieu of or in exchange for any Warrant which is cancelled as provided by this Section 4.01, except as otherwise expressly permitted by this Agreement.

            SECTION 4.02. Treatment of Holders. The Company, the Warrant Agent and any agent of the Company or the Warrant Agent may deem and treat the person in whose name a Warrant Certificate or the Global Warrant Certificate shall be registered in the records of the Warrant Agent as the absolute owner of such Warrant Certificate or Global Warrant Certificate, as the case may be (notwithstanding any notation of ownership or other writing thereon) (the "Holder") for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced hereby, and neither the Company nor the Warrant Agent, nor any agent of the Company or the Warrant Agent shall be affected by any notice to the contrary, except that the Warrant Agent and the Company and any agent of the Company or the Warrant Agent shall be entitled to conclusively rely on and act pursuant to instructions of the Depository or the Depository Participants, as applicable, as contemplated by Article II of this Agreement. This Section 4.02 shall be without prejudice to the rights of Holders as described elsewhere herein.

                                   ARTICLE V

                         CONCERNING THE WARRANT AGENT

            SECTION 5.01. Warrant Agent. (a) The Company hereby appoints JPMorgan Chase Bank as Warrant Agent of the Company in respect of the Warrants and Global Warrant Certificate upon the terms and subject to the conditions set forth herein and in the Global Warrant Certificate; and JPMorgan Chase Bank hereby accepts such appointment. The Warrant Agent shall have the powers and authority granted to and conferred upon it in the Global Warrant Certificate and hereby and such further powers and authority acceptable to it to act on behalf of the Company as the Company may hereafter grant to or confer upon it. All of the terms and provisions with respect to such powers and authority contained in the Global Warrant Certificate are subject to and governed by the terms and provisions hereof.

            SECTION 5.02. Conditions of Warrant Agent's Obligations. The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and of the Global Warrant Certificates, including the following, to all of which the Company agrees and to all of which the rights hereunder of the Holders and beneficial owners from time to time of the Warrants shall be subject:

            (a) The Company agrees promptly to pay the Warrant Agent the compensation to be agreed upon with the Company in writing for all services rendered by the Warrant Agent and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including counsel fees and expenses) incurred by the Warrant Agent without negligence or bad faith on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent and its officers, directors, agents and employees for, and to hold it and them harmless against, any loss, damage, cost, penalty, liability or expense (including reasonable attorneys' fees and expenses) incurred without negligence or bad faith on the part of the Warrant Agent or them, arising out of or in connection with it acting as Warrant Agent hereunder or with respect to the Warrants or the Global Warrant Certificate and any transactions or documents contemplated herewith or therewith, as well as the reasonable costs and expenses of defending against any claim of liability in the premises.

            (b) In acting under this Agreement and in connection with the Global Warrant Certificate, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the beneficial owners or Holders of the Warrants.

            (c) The Warrant Agent may consult with counsel satisfactory to it, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in accordance with the advice or opinion of such counsel.

            (d) The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or omitted or any thing suffered by it in reliance upon any Global Warrant Certificate, notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties. Notwithstanding anything in this Agreement to the contrary, the Warrant Agent shall not be liable in any event for special, punitive, indirect, incidental or consequential losses or damages of any kind whatsoever (including but not limited to lost profits), even if the Warrant Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

            (e) The Warrant Agent, and its officers, directors and employees, may become the owner of, or acquire an interest in, any Warrants or other obligations of the Company, with the same rights that it or they would have if it were not the Warrant Agent hereunder, and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as Depository, trustee or agent for, any committee or body of Holders of Warrants or other obligations of the Company as freely as if it were not the Warrant Agent hereunder.

            (f) The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement or of the Global Warrant Certificate nor shall it be obligated to segregate such monies from other monies held by it, except as required by law. The Warrant Agent shall not be responsible for advancing funds on behalf of the Company and shall have no duty or obligation to make any payments if it has not timely received sufficient funds to make timely payments.

            (g) The Warrant Agent shall not be under any responsibility with respect to the validity or sufficiency of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Warrant Agent) or with respect to the validity or execution of the Global Warrant Certificate (except its authentication thereof).

            (h) The recitals contained herein and in the Global Warrant Certificate (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same.

            (i) The Warrant Agent shall be obligated to perform only such duties as are expressly set forth herein and in the Global Warrant Certificate and no implied duties or obligations shall be read into this Agreement or the Global Warrant Certificate against the Warrant Agent. The Warrant Agent shall not be under any obligation to take any action hereunder likely to involve it in any expense or liability, the payment of which or indemnity satisfactory to it is not, in its reasonable opinion, assured to it. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of the Global Warrant Certificate authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement or for the application by the Company of any proceeds. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained herein or in the Global Warrant Certificate or in the case of the receipt of any written demand from a Holder of a Warrant with respect to such default, except as provided in
Section 6.02 hereof, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or to make any demand upon the Company.

            (j) Unless otherwise specifically provided herein or in the Global Warrant Certificate, any order, certificate, notice, request, direction or other communication from the Company made or given by the Company under any provision of this Agreement shall be sufficient if signed by its Chairman of the Board, President, a Vice President or by the Treasurer, and by an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company and delivered to the Warrant Agent.

            (k) In the absence of bad faith on the part of the Warrant Agent, the Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Warrant Agent which conform to the requirements of this Agreement.

            (l) The Warrant Agent shall not be liable for any error of judgment made by an officer or officers of the Warrant Agent, unless it shall be conclusively determined by a court of competent jurisdiction that the Warrant Agent was negligent in ascertaining the pertinent facts.

            (m) The Warrant Agent shall not be liable with respect to any action taken or omitted to be taken by it in accordance with any direction of the Company given under this Agreement.

            (n) Whenever in the administration of the provisions of this Agreement the Warrant Agent shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering any action to be taken hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Warrant Agent, be deemed to be conclusively proved and established by a certificate signed by one of Company's officers, as the case may be, and delivered to the Warrant Agent and such certificate, in the absence of negligence or bad faith on the part of the Warrant Agent, shall be full warrant to the Warrant Agent for any action taken, suffered or omitted by it under the provisions of this Agreement upon the faith thereof.

            (o) The Warrant Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, entitlement order, approval or other paper or document delivered to it pursuant to the terms of this Agreement.

            (p) In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company, any Holders or any other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of the Warrant Agent.

            SECTION 5.03. Resignation and Appointment of Successor. (a) The Company agrees, for the benefit of the Holders from time to time of the Warrants, that there shall at all times be a Warrant Agent hereunder until all the Warrants are no longer exercisable.

            (b) The Warrant Agent may at any time resign as such agent by giving at least 60 days written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, subject to the appointment of a successor Warrant Agent, and acceptance of such appointment by such successor Warrant Agent, as hereinafter provided. The Warrant Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed by or on behalf of the Company and specifying such removal and the date when it shall become effective. Such resignation or removal shall take effect upon the appointment by the Company, as hereinafter provided, of a successor Warrant Agent, which shall be a corporation authorized to carry on the business of a trust company under the laws of Canada or the provinces thereof, or a banking institution (or an affiliate thereof) organized under the laws of the United States of America, or one of the states thereof and having an office or an agent's office in the Borough of Manhattan, The City of New York, and the acceptance of such appointment by such successor Warrant Agent. In the event a successor Warrant Agent has not been appointed and accepted its duties within 90 days of the Warrant Agent's notice of resignation or removal, the Warrant Agent may apply to any court of competent jurisdiction for the designation of a successor Warrant Agent. The indemnification obligation of the Company under Section 5.02(a) shall continue to the extent set forth therein notwithstanding the resignation, replacement or removal of the Warrant Agent and shall survive the termination of this Agreement.

            (c) In case at any time the Warrant Agent shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or make an assignment for the benefit of its creditors or consent to the appointment of a receiver or custodian of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they mature, or if a receiver or custodian of it or all or any substantial part of its property shall be appointed, or if any public officer shall have taken charge or control of the Warrant Agent or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Warrant Agent, qualified as aforesaid, shall be appointed by the Company by an instrument in writing, filed with the successor Warrant Agent. Upon the appointment as aforesaid of a successor Warrant Agent and acceptance by the latter of such appointment, the Warrant Agent so superseded shall cease to be Warrant Agent hereunder.

            (d) Any successor Warrant Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, immunities, duties and obligations of such predecessor with like effect as if originally named as Warrant Agent hereunder, and such predecessor, upon payment of its charges and disbursements then unpaid, shall thereupon become obligated to transfer, deliver and pay over, and such successor Warrant Agent shall be entitled to receive, all monies, securities and other property on deposit with or held by such predecessor, as Warrant Agent hereunder.

            (e) Any entity into which the Warrant Agent hereunder may be merged or converted or any entity with which the Warrant Agent may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any entity to which the Warrant Agent shall sell or otherwise transfer all or substantially all of the corporate trust business of the Warrant Agent, provided that, it shall be qualified as aforesaid, shall be the successor Warrant Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                  ARTICLE VI

                                 MISCELLANEOUS

            SECTION 6.01. Tax Treatment. The Company and the beneficial owners of the of Warrants shall agree (in the absence of an administrative determination or judicial ruling to the contrary) to treat each Warrant for all U.S. tax purposes as a pre-paid forward contract subject to cash settlement that is linked to the Regional Baskets.

            SECTION 6.02. Amendment. This Agreement and the Global Warrant Certificate may be amended by the Company and the Warrant Agent, without the consent of the Holder of the Global Warrant Certificate or the beneficial owners, for the purpose of:

                 (i) curing any ambiguity, or of curing, correcting or
            supplementing any defective or inconsistent provision, or of making any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement or of the Global Warrant Certificates;

                 (ii) evidencing the succession to the Company and the
            assumption by the successor of the Company's covenants contained in this Agreement and the Global Warrant Certificates;

                 (iii) appointing a successor Depository;

                 (iv) evidencing and providing for the acceptance of
            appointment by a successor warrant agent with respect to the Warrants;

                 (v) adding to the covenants of the Company for the benefit of the Holders or surrendering any right or power conferred upon the Company under this Agreement;

                 (vi) issuing the Warrants in definitive form; or

                 (vii) amending this Agreement in any manner which the Company may deem to be necessary or desirable and which will not materially and adversely affect the interests of the Holders.

            The Company and the Warrant Agent may also amend this Agreement and the terms of the Global Warrant Certificates, by a supplemental agreement, with the consent of the Holders holding not less than 66 2/3% of the then outstanding unexercised Warrants affected by the amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders; provided however, that without the consent of each Holder so affected, no amendment shall be made that:

                 (i) changes the determination, or any aspects of the
            determination, of the Redemption Amount or any payment or delivery to be made on cancellation, of the Warrants so as to reduce the payment or delivery to be made upon exercise or deemed exercise;

                 (ii) shortens the period of time during which the Warrants may be exercised, or otherwise materially and adversely affects the exercise rights of the Holders; or

                 (iii) reduces the number of outstanding Warrants, the consent of whose Holders is required for amendment of this Agreement or the terms of the Global Warrant Certificates.

            The Warrant Agent shall be entitled to receive an opinion of counsel (who may be an employee of or counsel for the Company, or other counsel acceptable to the Warrant Agent) prior to executing any amendment, modification or supplement under this Section 6.01.

            SECTION 6.03. Notices and Demands to the Company and Warrant Agent. If the Warrant Agent shall receive any notice or demand addressed to the Company by any Holder pursuant to the provisions of the Global Warrant Certificate, the Warrant Agent shall promptly forward such notice or demand to the Company.

            SECTION 6.04. Addresses for Notices. Any communications from the Company to the Warrant Agent with respect to this Agreement shall be addressed to the Warrant Agent at JPMorgan Chase Bank, 4 New York Plaza, 15th Floor, New York, NY 10004, Attention: Albert Mari, Institutional Trust Services, telephone number 212-623-5492, facsimile number 212-623-6274; any communications from the Warrant Agent to the Company with respect to this Agreement shall be addressed to (i) Merrill Lynch & Co., Inc., 4 World Financial Center, New York, NY 10080, Attention: Jens Berding, Treasury (first copy), telephone number 212-449-1791, facsimile number 212-449-7481, (ii) Merrill Lynch & Co., Inc., 222 Broadway, 17th Floor, New York, NY 10038,
Attention: Judith A. Witterschein, Corporate Secretary (second copy), telephone 212-449-1963, facsimile 212-449-7481 and (iii) Merrill Lynch Canada Inc., 181 Bay Street, Suite 400, Toronto, Ontario M5J 2V8 (third copy),
Attention: Mark Dickerson, Office of the General Counsel, telephone number 416-369-3907, facsimile number 416-369-8796; and any communications from the Warrant Agent to the Calculation Agent with respect to this Agreement shall be addressed to Merrill Lynch International, 4 World Financial Center, New York, NY 10080, Attention: Debra Searle, Treasury (or such other contact information as shall be specified in writing by the Warrant Agent, the Company, Merrill Lynch Canada Inc. or the Calculation Agent, respectively).

            SECTION 6.05. Notices to Holders. The Company or the Warrant Agent may cause to have notice given to the beneficial owners of interests in the Global Warrant Certificate by providing the Depository with a form of notice to be distributed by the Depository to Depository Participants in accordance with the customs and practices of the Depository.

            SECTION 6.06. Applicable Law. The validity, interpretation and performance of this Agreement and each Warrant issued hereunder and of the respective terms and provisions thereof shall be governed by the laws of the State of New York applicable to agreements made and to be performed in such State.

            SECTION 6.07. Obtaining of Governmental Approvals. The Company shall from time to time take all actions which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and securities acts filings under United States Federal and State laws and Canadian Federal, Provincial and Territorial laws, which may be or become requisite in connection with the issuance, sale, trading, transfer or delivery of the Warrants, the Global Warrant Certificate and the exercise of the Warrants.

            SECTION 6.08. Persons Having Rights Under Warrant Agreement. Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or entity other than the Company, the Warrant Agent and the Holders any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the registered Holders of the Global Warrant Certificate.

            SECTION 6.09. Headings. The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

            SECTION 6.10. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original; but such counterparts shall together constitute but one and the same instrument.

            SECTION 6.11. Inspection of Agreement. A copy of this Agreement shall be available at all reasonable times at the corporate trust office of the Warrant Agent, during its normal business hours for inspection by the Depository Participants and the Holders.

            IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day and year first above written.



                                       MERRILL LYNCH & CO., INC.





                                       By ____________________________
                                          Name:    John Laws
                                          Title:   Assistant Treasurer



                                       JPMORGAN CHASE BANK





                                       By ___________________________
                                          Name:
                                          Title:

                                                                     EXHIBIT A

                            Form of Global Warrant

THIS WARRANT IS A GLOBAL WARRANT WITHIN THE MEANING OF THE WARRANT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE THEREOF. UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE CANADIAN DEPOSITORY FOR SECURITIES LIMITED ("CDS") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IN RESPECT THEREOF IS REGISTERED IN THE NAME OF CDS & CO., OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS (AND ANY PAYMENT IS MADE TO CDS & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF CDS), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED HOLDER HEREOF, CDS & CO., HAS AN INTEREST HEREIN.

No. R-1                                                           31,030 Units
CUSIP No. 59021S1179                         (Each Unit representing Cdn. $100
                                   original public offering price per Warrant)

                           MERRILL LYNCH & CO., INC.
                                Cdn. $3,103,000
            Global Equity Performance Weighted Warrants, Series 2
                         exercisable October 27, 2011

            This certifies that CDS & Co., as nominee of The Canadian Depository for Securities Limited, or registered assigns is the registered Holder of 31,030 units of Global Equity Performance Weighted Warrants, Series 2 exercisable October 27, 2011 (the "Warrants") or such lesser amount as is indicated in the records of JPMorgan Chase Bank, as Warrant Agent. This Global Warrant Certificate is issued under and in accordance with the Warrant Agreement, dated as of October 27, 2004 (the "Warrant Agreement"), between the Company and the Warrant Agent, and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions all beneficial owners of the Warrants evidenced by this Global Warrant Certificate and the Holder of this Global Warrant Certificate consent by acceptance hereof by the Depository (as defined below). Copies of the Warrant Agreement are on file at the office or agency of the Warrant Agent in Toronto, Canada.

            Each Warrant entitles the beneficial owner thereof, subject to the provisions contained herein and in the Warrant Agreement referred to below, to receive from Merrill Lynch & Co., Inc. (the "Company"), without any further payment on its behalf, the Redemption Amount specified in Section 2.03(d) of the Warrant Agreement or, if a Holder and the Company both agree to physical settlement, to physical settlement by delivery of certain securities in the manner agreed. The Holder hereof shall not be entitled to any interest on any Redemption Amount to which it is otherwise entitled (unless the Company shall default in the payment of such Redemption Amount, in which case, the Holder shall be entitled to interest in accordance with Section 2.03(e) of the Warrant Agreement). Except as provided in the Warrant Agreement, beneficial owners of the Warrants evidenced by this Global Warrant Certificate shall not be entitled to receive definitive Warrants evidencing their Warrants. Warrants shall be held through a Depository selected by the Company which initially is The Canadian Depository for Securities Limited (the "Depository", which term, as used herein, includes any successor Depository selected by the Company as further provided in the Warrant Agreement).

            The Warrants are issuable only in registered form without coupons in denominations of a single unit and integral multiples thereof, with a minimum initial investment of Cdn. $2,000. Subject to the terms of the Warrant Agreement, this Global Warrant shall remain in the form of a global security held by a Depository.

            The Warrants shall be automatically exercised for no additional consideration on the earlier of (i) the Index Business Day immediately prior to the occurrence of certain events in bankruptcy, insolvency or reorganization involving the Company as set forth in Section 2.03(f) of the Warrant Agreement and (ii) October 27, 2011 (any such day being the "Exercise Date"). The Warrants may not be exercised at the option of the Holders or beneficial owners prior to the Exercise Date.

            All determinations made by the Calculation Agent and each Index Calculation Agent shall be at its sole discretion and, absent manifest error, shall be conclusive for all purposes and binding on the Company and the Holders and beneficial owners of the Warrants. Whenever the Calculation Agent is required to act, it shall do so in good faith using its reasonable judgement.

            In case of default in payment of this Global Warrant on the Exercise Date, from and after such date the Warrants shall bear interest, payable upon demand of the Holders, at the rate of 2.00% per annum on the unpaid amount due and payable on such date in accordance with the terms of
Section 2.03(d) of the Warrant Agreement to the date payment of such amount has been made or duly provided for.

            On or before the business day immediately preceding the Exercise Date, the Warrant Agent shall (i) be informed by the Calculation Agent of the Redemption Amount, (ii) be informed by the Company of any agreement, including the terms of such agreement, between it and any Holder for the Holder to receive physical settlement by delivery of certain securities in full or partial satisfaction of the Company's obligation to pay the Redemption Amount to such Holder, (iii) advise the Company of the aggregate Redemption Amount and (iv) advise the Company of such other matters relating to the Warrants as the Company shall reasonably request in writing. Any notice to be given to the Company by the Warrant Agent pursuant to the Warrant Agreement shall be by telephone and shall promptly be confirmed in writing. Any notice to be given by the Company or the Calculation Agent to the Warrant Agent pursuant to the Warrant Agreement shall be by facsimile transmission to the Warrant Agent set forth in the Warrant Agreement or by such other means as is acceptable to the Warrant Agent.

            The Company shall make available to the Warrant Agent or the Paying Agent, no later than 10:00 A.M., Toronto time, on the Exercise Date funds in an amount sufficient to pay such aggregate Redemption Amount and/or securities sufficient to physically settle any such agreement for physical settlement of the Warrants. Provided that the Company has made adequate funds and securities available to the Warrant Agent or the Paying Agent in such manner, the Warrant Agent or the Paying Agent shall make payment, and deliver any such securities, to the Depository against receipt by the Warrant Agent from the Depository of this Global Warrant Certificate, after 10:00 A.M., Toronto time, but prior to 2:00 P.M. Toronto time, on such Exercise Date. Any such payment shall be in the amount of the aggregate Redemption Amount and any such delivery of securities shall be as provided in any such agreement for physical settlement, and in respect of Warrants issued in definitive form, the aggregate Redemption Amount, and any such delivery of securities, in respect of exercised Warrants for which delivery has been accepted by the Warrant Agent or the Paying Agent.

            The Company, the Warrant Agent and any agent of the Company or the Warrant Agent may deem and treat the registered owner hereof as the absolute owner of the Warrants evidenced hereby (notwithstanding any notation of ownership or other writing hereon) for any purpose and as the person entitled to exercise the rights represented by the Warrants evidenced hereby, and neither the Company nor the Warrant Agent nor any agent of the Company or the Warrant Agent shall be affected by any notice to the contrary, subject to certain provisions of the Warrant Agreement, except that the Company and the Warrant Agent and any agent of the Company or the Warrant Agent shall be entitled to rely on and act pursuant to instructions of the Depository and/or the Depository Participants, as applicable, as contemplated herein and in the Warrant Agreement.

            Subject to the terms of the Warrant Agreement and certain restrictions set forth hereinabove, upon due presentment for registration of transfer of this Global Warrant Certificate at the office or agency of the Warrant Agent in Toronto, Canada, the Company shall execute and the Warrant Agent shall authenticate and deliver in the name of the designated transferee a new Global Warrant Certificate of like tenor and evidencing a like number of Warrants as evidenced by this Global Warrant Certificate at the time of such registration of transfer, which shall be issued to the designated transferee in exchange for this Global Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge, but the Company may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

            License Agreements. The license agreements entered into by the Company or Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of the Company ("MLPF&S"), with the respective publishers of the Basket Indices indicated below, require that the following language be included in this Global Warrant Certificate in connection with the licensing of each such Basket Index:

            (a) S&P 500 Index.

            "S&P, S&P 500 and Standard & Poor's are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by MLPF&S and the Company."

            "The Warrants are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").
S&P makes no representation
or warranty, express or implied, to the holders of the Warrants or any member of the public regarding the advisability of investing in securities generally or in the Warrants particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to MLPF&S and the Company (other than transactions entered into in the ordinary course of business) is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Warrants. S&P has no obligation to take the needs of the Company or the holders of the Warrants into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the timing of the sale of the Warrants, prices at which the Warrants are to initially be sold, or quantities of the Warrants to be issued or in the determination or calculation of the equation by which the Warrants are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Warrants."

            "S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED IN THE S&P 500 INDEX AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, MLPF&S, HOLDERS OF THE WARRANTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED IN THE S&P 500 INDEX IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT DESCRIBED IN THIS GLOBAL WARRANT CERTIFICATE OR FOR ANY OTHER USE. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED IN THE S&P 500 INDEX. WITHOUT LIMITING ANY OF THE ABOVE INFORMATION, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGE (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF THESE DAMAGES."

            (b) Dow Jones EURO STOXX 50 Index.

            "The Dow Jones EURO STOXX 50 Index is proprietary and copyrighted material. The Dow Jones EURO STOXX 50 Index and the related trademarks have been licensed for certain purposes by the Company."

            "STOXX, Dow Jones and Dow Jones EURO STOXX 50 Index are trademarks of Dow Jones & Company, Inc. and have been licensed for use."

            "STOXX Limited ("STOXX") and Dow Jones & Company, Inc. ("Dow Jones") have no relationship to the Company, other than the licensing of the Dow Jones EURO STOXX 50 Index and the related trademarks for use in connection with the Warrants. STOXX and Dow Jones do not:

      o     Sponsor, endorse, sell or promote the Warrants.

      o Recommend that any person invest in the Warrants or any other securities.

      o Have any responsibility or liability for or make any decisions about the timing, amount or pricing of Warrants.

      o Have any responsibility or liability for the administration, management or marketing of the Warrants.

      o Consider the needs of the Warrants or the owners of the Warrants in determining, composing or calculating the Dow Jones EURO STOXX 50 Index or have any obligation to do so."

------------------------------------------------------------------------------
STOXX and Dow Jones will not have any liability in connection with the Warrants. Specifically,

o STOXX and Dow Jones do not make any warranty, express or implied and disclaim any and all warranty about:
   o The results to be obtained by the Warrants, the owner of the Warrants or any other person in connection with the use of the Dow Jones EURO STOXX 50 Index and the data included in the Dow Jones EURO STOXX 50 Index;
   o  The accuracy or completeness of the Dow Jones EURO STOXX 50 Index; or
   o The merchantability and the fitness for a particular purpose or use of the Dow Jones EURO STOXX 50 Index and its data;
o STOXX and Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Jones EURO STOXX 50 Index or its data; and
o Under no circumstances will STOXX or Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if STOXX or Dow Jones knows that they might occur.

The licensing agreement between the Company and STOXX is solely for their benefit and not for the benefit of the beneficial owners of the Warrants or any other third parties.
------------------------------------------------------------------------------


            (c) MSCI Hong Kong Index.

            "THE WARRANTS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY AFFILIATE OF MSCI OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MSCI HONG KONG INDEX. THE MSCI HONG KONG INDEX IS THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI HONG KONG INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE COMPANY. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MSCI HONG KONG INDEX MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE HOLDERS OF THE WARRANTS OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FINANCIAL PRODUCTS GENERALLY OR IN THESE WARRANTS PARTICULARLY OR THE ABILITY OF THE MSCI HONG KONG INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE

MARKS AND TRADE NAMES AND OF THE MSCI HONG KONG INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE WARRANTS OR THE ISSUER OR OWNER OF THIS FINANCIAL PRODUCT. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MSCI HONG KONG INDEX HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE COMPANY OR HOLDERS OF THE WARRANTS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI HONG KONG INDEX. NEITHER MSCI, ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MSCI HONG KONG INDEX IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUALITIES OF THESE WARRANTS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE WARRANTS ARE REDEEMABLE FOR CASH. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, THE MAKING OR COMPILING THE MSCI HONG KONG INDEX HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE WARRANTS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE WARRANTS."

            "ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI HONG KONG INDEX FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO MAKING OR COMPILING THE MSCI HONG KONG INDEX WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF THE MSCI HONG KONG INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MSCI HONG KONG INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, HOLDERS OF THE WARRANTS OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE MSCI HONG KONG INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT OR FOR ANY OTHER USE. NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MSCI HONG KONG INDEX SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH THE MSCI HONG KONG INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NEITHER MSCI, ANY OF ITS AFFILIATES NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MSCI HONG KONG INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND MSCI, ANY OF ITS AFFILIATES AND ANY OTHER PARTY INVOLVED IN, OR RELATED TO MAKING OR COMPILING THE MSCI HONG KONG INDEX HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO THE MSCI HONG KONG INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MSCI, ANY OF ITS AFFILIATES OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING ANY MSCI HONG KONG INDEX HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL,

PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES."

            (d) S&P/ASX 200 Index.

            "S&P and S&P/ASX are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by MLPF&S and the Company."

            "The Warrants are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). Neither S&P nor the Australian Stock Exchange ("ASX") makes any representation or warranty, express or implied, to the holders of the Warrants or any member of the public regarding the advisability of investing in securities generally or in the Warrants particularly or the ability of the S&P/ASX 200 Index to track general stock market performance. S&P's and ASX's only relationship to MLPF&S and the Company (other than transactions entered into in the ordinary course of business) is the licensing of certain trademarks and trade names of S&P and ASX and of the S&P/ASX 200 Index which is determined, composed and calculated by S&P without regard to the Company or the Warrants. S&P and ASX have no obligation to take the needs of the Company or the holders of the Warrants into consideration in determining, composing or calculating the S&P/ASX 200 Index. S&P and ASX are not responsible for and have not participated in the determination of the timing of the sale of the Warrants, prices at which the Warrants are to initially be sold, or quantities of the Warrants to be issued or in the determination or calculation of the equation by which the Warrants are to be converted into cash. S&P and ASX have no obligation or liability in connection with the administration, marketing or trading of the Warrants."

            "S&P AND ASX DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P/ASX INDEX OR ANY DATA INCLUDED THEREIN AND S&P AND ASX SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P AND ASX MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE COMPANY, MLPF&S, HOLDERS OF THE WARRANTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P/ASX 200 INDEX OR ANY DATA INCLUDED IN THE S&P/ASX 200 INDEX IN CONNECTION WITH THE RIGHTS LICENSED UNDER THE LICENSE AGREEMENT DESCRIBED IN THIS GLOBAL WARRANT CERTIFICATE OR FOR ANY OTHER USE. S&P AND ASX MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE S&P/ASX 200 INDEX OR ANY DATA INCLUDED IN THE S&P/ASX 200 INDEX. WITHOUT LIMITING ANY OF THE ABOVE INFORMATION, IN NO EVENT SHALL S&P AND ASX HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGE (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF THESE DAMAGES."

            This Global Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

            This Global Warrant Certificate shall not be valid or obligatory for any purpose until authenticated by the Warrant Agent.

            Capitalized terms included herein but not defined herein have the same meaning assigned thereto in the Warrant Agreement.

            IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:  October 27, 2004



                                       MERRILL LYNCH & CO., INC.





                                       By:
                                          ------------------------------------
                                                Assistant Treasurer





[SEAL]                                Attest:_________________________________
                                                    Secretary



This is one of the Warrants
referred to in the within-mentioned
Warrant Agreement:

JPMORGAN CHASE BANK, as Warrant Agent




By: _________________________
      Authorized Officer